SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2004

KVH Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-28082 (Commission File Number)

05-0420589 (IRS Employer Identification No.)

50 Enterprise Center Middletown, RI (Address of Principal Executive Offices)	02842 (Zip Code)

Registrant’s telephone number, including area code: (401) 847- 3327 N/A (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On July 22, 2004, KVH Industries, Inc. issued a press release announcing that a complaint has been filed against the Company. The press release is attached hereto as exhibit 99.1 and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KVH INDUSTRIES, INC.

Date: July 22, 2004	BY: /s/ Patrick J. Spratt —————————————— Patrick J. Spratt Chief Financial Officer

EXHIBIT INDEX	Exhibit Description
99.1	July 22, 2004 press release entitled "Complaint Filed Against KVH Industries"